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                                UAM Funds, Inc.
                      Funds for the Informed Investor(SM)

                    Dwight Limited Maturity Bond Portfolio
                         Dwight Money Market Portfolio

                          Institutional Class Shares

                       Supplement dated October 26, 2001
        to the Statement of Additional Information dated March 1, 2001

     The section titled "Investment Advisory and Other Services--Investment Adviser-Fund Management" is hereby deleted and replaced by the following:

  Teams of the adviser's investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the members of each of those teams and a brief description of their business experience.

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  Name & Title                      Experience
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
  Frederick C. Meltzer, PHD         Mr. Meltzer joined the adviser in 1995. Prior to that he was Managing Director of Fixed Income
  Senior Portfolio Manager,         at World Asset Management.  Previously, he held positions as Senior Manager of Fixed Income at
  Fixed-Income                      PanAgora Asset Management and Senior Fixed Income Portfolio Manager at The Boston Company.  He
                                    has also held positions as Director of Research for the Farm Credit Banks Funding Corporation,
                                    Fixed Income Strategist at Chase Investors, and a staff economist at the Federal Reserve Bank of New York.  He has 24 years of investment experience.  Mr. Meltzer holds a MA in Economics from John Hopkins University and a Ph.D. in Economics from the University of Virginia.
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  David J. Thompson, CFA            Mr. Thompson joined the Adviser in 1997.  He was promoted to Senior Portfolio Manager in May
  Senior Portfolio Manager,         1998.  Prior to joining Dewey Square, Mr. Thompson was a member of Lord Abbett & Company's High
  Fixed-Income                      Grade Fixed Income Department.  In his role as a Fixed Income Manager, Mr. Thompson was responsible for managing $800 million of assets for a variety of institutional clients, including a 2a-7 money market mutual fund.  Earlier in his career, David spent three years at
                                    Brown Brothers Harriman & Company as an Assistant Portfolio Manager in the Global Fixed Income
                                    Department. Mr. Thompson has eight years of investment experience.  He earned a BS degree in finance and economics from Manhattan College. Mr. Thompson earned his CFA in 1995.
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  Derrick M. Wulf, Vice President   Mr. Wulf joined the Adviser in 1998 as a Vice President and Portfolio Manager.
  and Portfolio Manager             Prior to joining the Adviser, Mr. Wulf was employed in Institutional Fixed Income Sales at First
                                    Union Capital Markets in Charlotte, North Carolina.  Mr. Wulf has four years of investment experience.  He earned his Bachelor of Science degree in Finance from the University of Vermont in 1996.
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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.